SMARTPROS
[GRAPHIC]                                                                EX-99.1

                                                           FOR IMMEDIATE RELEASE

             SMARTPROS REPORTS FIRST QUARTER 2006 FINANCIAL RESULTS

              COMPANY ACHIEVES SIXTH CONSECUTIVE PROFITABLE QUARTER
                        SINCE GOING PUBLIC IN LATE 2004

     PUBLIC CONFERENCE CALL SCHEDULED FOR MONDAY, MAY 15, 2006 AT 4:15 PM ET

HAWTHORNE, N.Y. - (PRIMEZONE) - MAY 12, 2006 - SmartPros Ltd. (AMEX:PED), a leader in the field of accredited professional education and corporate training, today reported its first quarter financial results for the three months ended March 31, 2006.

FINANCIAL HIGHLIGHTS FOR THE THREE MONTHS ENDED MARCH 31, 2006 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 2005:

     o    Sales  of  the  Company's   core   subscription-based   products  grew
          approximately 7.6% to $1.83 million, up from $1.7 million.

     o Revenues were $2.53 million, representing an 11.1% decrease from revenues of $2.85 million.

     o Net income decreased 30.6% to $150,015 compared to net income of $216,092. This marked the sixth consecutive quarter of profitability for SmartPros since the Company began reporting as a public company in late 2004.

     o    Online sales rose 13.4% to $687,000 from $606,000.

As of March 31, 2006, the Company had approximately $6.9 million in cash and cash equivalents, working capital of $4.1 million and stockholders' equity of approximately $7.2 million.

DURING  THE FIRST  QUARTER OF 2006,  SMARTPROS  MADE THE  FOLLOWING  FUNDAMENTAL
IMPROVEMENTS   THAT  ARE  EXPECTED  TO  HELP  STRENGTHEN  ITS  FUTURE  FINANCIAL
PERFORMANCE AND MARKET POSITION:

     o Completed the acquisition of Sage Online Learning and initiated the migration of its content library into SmartPros' core offerings and onto its delivery platform. Sage's library is comprised of 58 nationally certified, accredited courses in the areas of banking compliance, general banking, general bank management, insurance, lending, retirement and estate planning, and industry-related sales and services.

     o Completed the acquisition of Skye Multimedia, which is now operating as a wholly owned subsidiary of SmartPros responsible for developing custom interactive marketing and training applications for CD, DVD, Internet and Learning Management Systems.

     o Expanded Working Values' library of off-the-shelf ethics and compliance training modules with the market introduction of its new INTEGRITY TOOLKIT - FASTTRACK(TM), a collection of interactive web-based tools to help organizations readily deploy and update integrated ethics and compliance training programs.

     o In collaboration with The Network of Trial Law Firms, Inc. (TRIAL.com(R)), a not-for-profit association of 27 leading trial and litigation law firms, SmartPros released a new online Professional Education Center and Learning Management System (LMS) to support The Network's Continuing Legal Education (CLE) efforts. The system is a prototype for state-of-the-art delivery of streaming video CLE in the broader legal industry.

Allen Greene, Chairman and Chief Executive Officer of SmartPros, stated, "The first quarter of 2006 has indeed been a period of tremendous activity for SmartPros, highlighted by the completion of two strategic acquisitions. Collectively, the investments we have been making in building upon our Company's proven and profitable platform should significantly enhance our long term growth prospects and help to further strengthen SmartPros' leadership in the professional education market place."

SmartPros will host a teleconference Monday, May 15, 2006 beginning at 4:15 p.m. Eastern, and invites all interested parties to join management in a discussion regarding the Company's financial results, corporate progression and other meaningful developments. The conference call can be accessed via telephone by dialing toll free 1-800-366-7417. A replay of the call will be available on the Company's Web site approximately one hour after the live broadcast at http://ir.smartpros.com. A copy of this news announcement is immediately accessible via http://ir.smartpros.com.

           SMARTPROS LTD. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET

                                                                                            MARCH 31,       DECEMBER 31,
                                                                                               2006             2005
                                                                                           (UNAUDITED)        (AUDITED)
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash and cash equivalents                                                             $    6,882,373    $    7,505,691
   Accounts receivable, net of allowance for doubtful accounts
      of $39,179 and $40,429                                                                  1,389,625           777,122
   Prepaid expenses and other current assets                                                    247,902           254,176
                                                                                         --------------------------------
Total Current Assets                                                                     $    8,519,900    $    8,536,989
                                                                                         --------------------------------

Property and equipment, net                                                                    494,758            493,604
Goodwill                                                                                        53,434             53,434
Other intangibles, net                                                                       2,549,244          2,158,593
Other Assets, including restricted cash of $150,000                                            204,673            150,000
                                                                                         --------------------------------
                                                                                             3,302,109          2,855,631
                                                                                         --------------------------------
Total Assets                                                                             $  11,822,009     $   11,392,620
                                                                                         ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                                                                      $     256,619     $      228,629
   Accrued expenses                                                                            171,889            277,159
   Current portion of capital lease and equipment financing obligations                         34,595             38,148
   Deferred revenue                                                                          4,004,103          3,689,486
                                                                                         --------------------------------
Total Current Liabilities                                                                    4,467,206          4,233,422
                                                                                         --------------------------------

Long-Term Liabilities:
   Capital lease and equipment financing obligations                                            19,085             25,992
   Other liabilities                                                                           140,165            160,193
                                                                                         --------------------------------
Total Long-Term Liabilities                                                                    159,250            186,185
                                                                                         --------------------------------

Commitments and Contingencies
Stockholders' Equity:
   Convertible preferred stock, $.001 par value, authorized 1,000,000
        shares, 0 shares issued and outstanding                                                      -                  -
   Common stock, $.0001 par value, authorized 30,000,000 shares, 5,170,005 issued and 5,060,274 outstanding at March 31, 2006 and 5,145,447
        issued and 5,035,716 outstanding at December 31, 2005                                      517                514
   Additional paid-in capital                                                               16,480,056         16,418,034
   Accumulated (deficit)                                                                    (8,635,920)        (8,785,935)
                                                                                         --------------------------------
                                                                                             7,844,653          7,632,613
   Common stock in treasury, at cost - 109,731 shares                                         (384,600)          (384,600)
   Deferred compensation                                                                       (64,500)           (75,000)
   Note receivable from stockholder                                                           (200,000)          (200,000)
                                                                                         --------------------------------
Total Stockholders' Equity                                                                   7,195,553          6,973,013
                                                                                         --------------------------------
Total Liabilities and Stockholders' Equity                                               $  11,822,009     $   11,392,620
                                                                                         ================================

      SMARTPROS LTD. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATION

                                                                        THREE MONTHS ENDED
                                                                             MARCH 31,
                                                             ----------------------------------------
                                                                     2006                    2005
                                                             ----------------------------------------
Net Revenues                                                     $ 2,533,579             $ 2,848,951
Cost of Revenues                                                     986,687               1,082,709
                                                             ----------------------------------------
  Gross Profit                                                     1,546,892               1,766,242
                                                             ----------------------------------------

Operating Expenses:
  Selling, general and administrative                              1,367,679               1,435,160
  Depreciation and amortization                                      148,071                 141,243
                                                             ----------------------------------------
                                                                   1,515,750               1,576,403
                                                             ----------------------------------------
   Operating Income                                                   31,142                 189,839
                                                             ----------------------------------------

Other Income (Expense):
  Interest income                                                     73,460                  29,554
  Interest Expense                                                    (1,587)                 (3,301)
                                                             ----------------------------------------
                                                                      71,873                  26,253
                                                             ----------------------------------------

Income before benefit for income taxes                               103,015                 216,092

Income tax benefit                                                   (47,000)                      -

                                                             ----------------------------------------
Net Income                                                        $  150,015              $  216,092
                                                             ========================================

Net Income Per Common Share:
  Basic net income per common share                               $     0.03              $     0.04
                                                             ========================================

  Diluted net income per common share                             $     0.03              $     0.04
                                                             ========================================

Weighted Average Number of Shares Outstanding
  Basic                                                            5,040,900               5,082,539
                                                             ========================================

  Diluted                                                          5,057,916               5,117,294
                                                             ========================================

ABOUT  SMARTPROS LTD.

Founded in 1981, SmartPros Ltd. is an industry leader in the field of accredited professional education and corporate training. Its products and services are primarily focused in the accredited professional areas of corporate accounting, financial management, public accounting, governmental and not-for-profit accounting, banking, engineering, and ethics and compliance. SmartPros is a leading provider of professional education products to Fortune 500 companies, as well as the major firms and associations in each of its professional markets. SmartPros provides education and content publishing and development services in a variety of media including Web, CD-ROM and video. Our subscription libraries feature hundreds of course titles and 1,000+ hours of accredited education. SmartPros' proprietary Professional Education Center (PEC) Learning Management System (LMS) offers enterprise distribution and administration of education content and information.

In addition, SmartPros produces a popular news and information portal for accounting and finance professionals that services 300,000+ visitors and 100,000+ subscribers per month. Visit: www.smartpros.com



SAFE HARBOR STATEMENT

STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL OR CURRENT FACT CONSTITUTE "FORWARD-LOOKING STATEMENTS." RESULTS REPORTED WITHIN THIS PRESS RELEASE SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE. EXCEPT FOR ANY HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS, BELIEVES OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE. IN ADDITION TO STATEMENTS THAT EXPLICITLY DESCRIBE THESE RISKS AND UNCERTAINTIES, READERS ARE URGED TO CONSIDER STATEMENTS THAT CONTAIN TERMS SUCH AS "BELIEVES," "BELIEF," "EXPECTS," "EXPECT," "INTENDS," "INTEND," "ANTICIPATE," "ANTICIPATES," "PLANS," "PLAN," TO BE UNCERTAIN AND FORWARD-LOOKING. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE ALSO SUBJECT GENERALLY TO OTHER RISKS AND UNCERTAINTIES THAT ARE DESCRIBED FROM TIME TO TIME IN OUR FILINGS WITH SECURITIES AND EXCHANGE COMMISSION.


                      FOR MORE INFORMATION, PLEASE CONTACT:
                                 SMARTPROS LTD.
               SHANE GILLISPIE, VP MARKETING SERVICES & ECOMMERCE
            253-863-8280 OR VIA EMAIL AT shanegillispie@smartpros.com
                                         ----------------------------
                                       OR
                    ELITE FINANCIAL COMMUNICATIONS GROUP, LLC
                          DODI HANDY, CEO AND PRESIDENT
                    407-585-1080 OR VIA EMAIL AT ped@efcg.net
                                                 ------------



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